UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2017

GT BIOPHARMA, INC.
(Exact name of registrant as specified in charter)

Delaware	000-08092	94-1620407
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1825 K Street
Suite 510
Washington, D.C. 20006
(Address of principal executive offices, including zip code)

(800) 304-9888
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K (the “Amended Filing”) amends Item 5.03 of the Current Report on Form 8-K filed on July 25, 2017 (the “Original Filing”) to correct an error in the disclosure related to the date of the change of the Registrant’s name from Oxis International, Inc. to GT Biopharma, Inc. and to add as an exhibit the amendment to the Registrant’s Certificate of Incorporation effecting the name change (the “Certificate Amendment”). The Original Filing stated that the Registrant amended its Certificate of Incorporation for purposes of changing its name on July 17, 2017. The Amended Filing corrects such date to July 19, 2017, and adds the Certificate Amendment as an exhibit pursuant to Item 9.01. No other changes have been made to the Original Filing.

Item 5.03    Amendment to Certificate of Incorporation

Effective July 19, 2017, the Registrant amended its Certificate of Incorporation (the “Certificate Amendment”) for the purpose of changing the name of the Registrant from Oxis International, Inc. to GT Biopharma, Inc. The Certificate Amendment also made other changes to the Certificate of Incorporation as described in the definitive information statement filed by the Registrant with the Securities and Exchange Commission on May 12, 2017.

The foregoing description of the Certificate Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Certificate Amendment, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

(d)
Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to the Certificate of Incorporation of the Registrant, effective as of July 19, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GT BIOPHARMA, INC.

Date: March 15, 2018	By:	/s/ Steven Weldon
Steven Weldon
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to the Certificate of Incorporation of the Registrant, effective as of July 19, 2017.

4